Exhibit 24.1

POWER OF ATTORNEY

The undersigned director of First Citizens Banc Corp (the “Company”) hereby constitutes and appoints James O. Miller as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in his capacity as a director of the Company, to do any and all acts and things, and to execute any and all instruments, which said attorney-in-fact or agent, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company’s Registration Statement on Form S-1, including specifically but without limitation, power and authority to sign for him in his name in his capacity as a director of the Company, any and all amendments (including post-effective amendments) to such Registration Statement and any registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, including requests to accelerate the effectiveness of each registration statement, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

/s/ Thomas A. Depler
Thomas A. Depler

POWER OF ATTORNEY

The undersigned director of First Citizens Banc Corp (the “Company”) hereby constitutes and appoints James O. Miller as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in his capacity as a director of the Company, to do any and all acts and things, and to execute any and all instruments, which said attorney-in-fact or agent, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company’s Registration Statement on Form S-1, including specifically but without limitation, power and authority to sign for him in his name in his capacity as a director of the Company, any and all amendments (including post-effective amendments) to such Registration Statement and any registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, including requests to accelerate the effectiveness of each registration statement, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

/s/ Allen R. Maurice
Allen R. Maurice

POWER OF ATTORNEY

The undersigned director of First Citizens Banc Corp (the “Company”) hereby constitutes and appoints James O. Miller as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in his capacity as a director of the Company, to do any and all acts and things, and to execute any and all instruments, which said attorney-in-fact or agent, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company’s Registration Statement on Form S-1, including specifically but without limitation, power and authority to sign for him in his name in his capacity as a director of the Company, any and all amendments (including post-effective amendments) to such Registration Statement and any registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, including requests to accelerate the effectiveness of each registration statement, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

/s/ W. Patrick Murray
W. Patrick Murray

POWER OF ATTORNEY

The undersigned director of First Citizens Banc Corp (the “Company”) hereby constitutes and appoints James O. Miller as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in his capacity as a director of the Company, to do any and all acts and things, and to execute any and all instruments, which said attorney-in-fact or agent, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company’s Registration Statement on Form S-1, including specifically but without limitation, power and authority to sign for him in his name in his capacity as a director of the Company, any and all amendments (including post-effective amendments) to such Registration Statement and any registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, including requests to accelerate the effectiveness of each registration statement, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

/s/ Allen R. Nickles
Allen R. Nickles

POWER OF ATTORNEY

The undersigned director of First Citizens Banc Corp (the “Company”) hereby constitutes and appoints James O. Miller as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in his capacity as a director of the Company, to do any and all acts and things, and to execute any and all instruments, which said attorney-in-fact or agent, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company’s Registration Statement on Form S-1, including specifically but without limitation, power and authority to sign for him in his name in his capacity as a director of the Company, any and all amendments (including post-effective amendments) to such Registration Statement and any registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, including requests to accelerate the effectiveness of each registration statement, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

/s/ John P. Pheiffer
John P. Pheiffer

POWER OF ATTORNEY

The undersigned director of First Citizens Banc Corp (the “Company”) hereby constitutes and appoints James O. Miller as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in his capacity as a director of the Company, to do any and all acts and things, and to execute any and all instruments, which said attorney-in-fact or agent, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company’s Registration Statement on Form S-1, including specifically but without limitation, power and authority to sign for him in his name in his capacity as a director of the Company, any and all amendments (including post-effective amendments) to such Registration Statement and any registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, including requests to accelerate the effectiveness of each registration statement, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

/s/ David A. Voight
David A. Voight